                                          Press Contact:         Ken Herz
                                                                 (212) 270-4621
                                                                 John Stefans
                                                                 (212) 270-7438

                                          Investor Contact:      John Borden
                                                                 (212) 270-7318

                                          For Immediate Release
                                          Tuesday, January 16, 1996




         New York, January 16 -- Chemical Banking Corporation today reported record net income for the full year 1995 of $1.805 billion, an increase of 25 percent from 1994 net income on a comparable basis of $1.446 billion. Primary earnings per share were $6.73, up 29 percent from $5.20 in 1994. Fully diluted earnings per share rose 26 percent to $6.47, compared with $5.13 a year ago. The 1994 results exclude a restructuring charge of $260 million ($152 million after-tax). Including the restructuring charge, net income for 1995 was up 39 percent from $1.294 billion in 1994, with primary earnings per share up 46 percent from $4.60, and up 43 percent on a fully diluted basis from $4.54 per share.

         Net income for the 1995 fourth quarter was $490 million, up 48 percent from net income on a comparable basis of $331 million in the year-ago same period. Primary earnings per share in the fourth quarter increased 48 percent to $1.81, compared with $1.22 in 1994. Fully diluted earnings per share rose 51 percent to $1.81, from $1.20. Including the 1994 restructuring charge, 1995 fourth quarter net income rose 174 percent from $179 million, and both primary and fully diluted earnings per share increased 197 percent from $.61 per share.

         "Chemical had an outstanding year in 1995. We achieved record earnings and delivered on all of the performance initiatives we announced on December 1, 1994," said Walter V. Shipley, chairman and chief executive officer. "Characterized by good revenue growth, lower expenses and a disciplined use of capital, these results set a solid base for our merger with Chase."

         The  corporation's  return on average common  stockholders'  equity was
17.7 percent for the fourth quarter, compared with 12.7 percent a year ago (excluding the restructuring charge), and 17.1 percent for the full year 1995, compared with 13.9 percent in 1994 (excluding the restructuring charge). The efficiency ratio was 59 percent in the fourth quarter, compared with 67 percent a year ago, and 59 percent for the full year 1995 compared with 63 percent in 1994. The corporation's estimated Tier I risk-based capital ratio was 8.4 percent at December 31, compared with 8.0 percent a year ago. At December 31, the estimated total risk-based capital ratio was 12.1 percent, compared with
12.0 percent a year ago.

         The corporation completed two transactions in the fourth quarter as part of its program to free up capital through the sale of non-strategic businesses. On December 15, Chemical completed the sale of half its 40 percent interest in The CIT Group to The Dai-Ichi Kangyo Bank for approximately $430 million. On October 6, the corporation completed the sale of its banking operations in southern and central New Jersey to PNC Bank Corp. for approximately $490 million. The two transactions resulted in a net gain of approximately $25 million after-tax.

         Also in the fourth quarter, the corporation securitized $2.25 billion in credit card receivables. As a result of this securitization, the corporation experienced lower net interest income, offset by a lower provision for credit losses and higher fee revenue.

Net Interest Income

         Net interest income for the fourth quarter was $1,174 million, compared with $1,169 million in the same year-ago period. The credit card securitization and the sale of certain New Jersey operations resulted in $49 million and $33 million reductions in net interest income for the fourth quarter, respectively.

         Average interest-earning assets for the fourth quarter were $148.3 billion, compared with $131.8 billion in the same year-ago period. The net yield on average interest-earning assets was 3.16 percent in the fourth quarter, compared with 3.55 percent in the fourth quarter of 1994, largely reflecting the impact of the credit card securitization.

Noninterest Revenue

         Noninterest revenue for the fourth quarter was $958 million, up 18 percent from $815 million in the same period a year ago.

         Corporate finance and syndication fees were $126 million in the fourth quarter, compared with $133 million in the fourth quarter a year ago. For the full year 1995, corporate finance and syndication fees were a record $531 million, up 31 percent, reflecting increases in global investment banking activities, especially loan syndications and new issues of high-yield securities.

         Fees for other  financial  services  were $337  million  in the  fourth
quarter,   compared  with  $294  million  in  the  year-ago  period,  reflecting additional revenues from credit card growth and securitization.

         Noninterest revenues from trading activities were $184 million in the fourth quarter, compared with $45 million in 1994. Net interest income related to trading activities in the fourth quarter was $57 million, compared with $10 million in 1994.

         Securities gains in the fourth quarter were $21 million, compared with a gain of $1 million in the fourth quarter of 1994.

         Other noninterest revenue was $123 million in the fourth quarter, compared with $165 million in the year-ago period. Revenues from equity and equity-related investments were $68 million, compared with $127 million in the same year-ago period.

Noninterest Expense

         Noninterest expense in the fourth quarter was $1,250 million, down 6 percent from $1,333 million in the fourth quarter of 1994, excluding the 1994 restructuring charge. The sale of certain banking operations in New Jersey reduced operating expenses in the fourth quarter by $31 million. Expense levels in the fourth quarter also reflect reduced FDIC premium expense of $31 million when compared with 1994. For the full year 1995, noninterest expense on a comparable basis was slightly lower than 1994, meeting the corporation's goal of flat expenses in 1995, and reflecting the benefits from the margin improvement program.

Provision and Allowance for Losses

         The provision for losses for the fourth quarter was $116 million, compared with $122 million in the third quarter of 1995 and $85 million in the fourth quarter of 1994.

         Total net charge-offs were $116 million in the fourth quarter, compared with $258 million in the fourth quarter a year ago. Included in net charge-offs were consumer net charge-offs of $118 million in the fourth quarter of 1995, compared with $111 million in the fourth quarter of 1994, due largely to growth in outstandings in the credit card portfolio. Not included in 1995 consumer net charge-offs was $12 million related to the credit card securitization.

         Recoveries in the fourth quarter were $97 million, compared with $82 million in the year-ago period. Included in the recoveries were $81 million for commercial loans, compared with $64 million in the fourth quarter of 1994.

         At December 31, the total allowance for losses was $2,379 million, compared with $2,480 million on the same date a year ago.

Nonperforming Assets

         At December 31, total nonperforming assets were $906 million, down from $1,047 million at September 30 and down $233 million, from $1,139 million on December 31, 1994.

         Nonperforming loans at December 31 were $856 million, down from $991 million at September 30 and down from $929 million at December 31, 1994. Assets acquired as loan satisfactions were $50 million at December 31, compared with $56 million at September 30 and $210 million on December 31, 1994.

Other Financial Data

         During the fourth quarter of 1995 the corporation reassessed its securities portfolio and transferred $5 billion of held to maturity securities (including developing markets securities) under a one-time window permitted by SFAS 115 into the available for sale category. As of December 31, 1995, the impact of this transfer reduced shareholders' equity by $389 million after-tax.

         The impact of marking all of the available for sale securities to market resulted in a net unfavorable impact of approximately $303 million after-tax on the corporation's stockholders' equity at December 31, 1995, compared with a net unfavorable impact of $135 million after-tax at September 30, 1995 and $438 million after-tax at December 31, 1994. The market valuation does not include the impact of changes in interest rates on related funding.

         Total assets at December 31, 1995 were $182.9 billion, compared with $171.4 billion on the same date a year ago. Total loans at December 31 were $82.1 billion, compared with $78.8 billion a year ago. At December 31, 1995, total deposits were $98.4 billion, compared with $96.5 billion a year ago.

         The return on average total assets (ROA) was 1.05 percent for the fourth quarter, compared with .78 percent in the same year-ago period, excluding the restructuring charge of $260 million. The ROA for the full year was 1.00 percent, compared with .87 percent for all of 1994.

         Book value per common share was $42.56 at December 31, compared with $37.88 per share on the same date a year ago.

                                                                   UNAUDITED

                                                  CHEMICAL BANKING CORPORATION and Subsidiaries
                                                  (in millions, except per share and ratio data)



                                                                  Three Months Ended                     For The Year Ended
                                                                     December 31,                           December 31,
                                                      ------------------------------------     -----------------------------------
                                                                                   Pro-                                       Pro-
                                                                                Forma(a)                                  Forma(a)
                                                      1995           1994           1994        1995          1994            1994
 EARNINGS:                                          --------       --------    ---------      --------      -------      ---------
 --------
Income Before Effect of Accounting Change            $   490       $    179     $    331      $  1,816     $  1,294       $  1,446

Effect of Change in Accounting Principle                  --             --           --           (11)(c)       --             --
                                                     -------       --------     --------      --------     --------       --------
Net Income                                           $   490       $    179     $    331      $  1,805     $  1,294       $  1,446
                                                     =======       ========     ========      ========     ========       ========
Net Income Applicable to Common Stock                $   466       $    149     $    301      $  1,700     $  1,156       $  1,308
                                                     =======       ========     ========      ========     ========       ========


INCOME PER COMMON SHARE:(b)
-----------------------
Primary:
    Income Before Effect of Accounting Change       $    1.81      $    0.61    $   1.22      $   6.77     $   4.60       $   5.20
    Effect of Change in Accounting Principle               --             --         --          (0.04)(c)       --             --
                                                    ---------      ---------    --------      --------     --------       --------
   Net Income                                       $    1.81      $    0.61    $   1.22      $   6.73     $   4.60       $   5.20
                                                    =========      =========    ========      ========     ========       ========

Assuming Full Dilution:
    Income Before Effect of Accounting Change       $    1.81      $    0.61    $   1.20      $   6.51     $   4.54       $   5.13
    Effect of Change in Accounting Principle               --             --          --         (0.04)(c)       --             --
                                                    ---------      ---------    --------      --------     --------       --------
    Net Income                                      $    1.81      $    0.61    $   1.20      $   6.47     $   4.54       $   5.13
                                                    =========      =========    ========      ========     ========       ========

Book Value at December 31,                           $  42.56      $  37.88                   $  42.56     $  37.88
Market Value at December 31,                         $  58.75      $  35.88                   $  58.75     $  35.88
Common Stock Dividends Declared (d)                  $   0.50      $   0.44                   $   1.94     $   1.64


COMMON SHARES OUTSTANDING:
-------------------------
Average Common and Common Equivalent Shares             256.5         246.3                      252.6        251.3
Average Common Shares Assuming Full Dilution            257.3         254.0                      263.8        258.9
Common Shares at Period End                             250.5         244.5                      250.5        244.5


PERFORMANCE RATIOS:(Average Balances)(e)
------------------
Return on Assets                                        1.05%         0.42%        0.78%         1.00%        0.78%         0.87%
Return on Common Stockholders' Equity                  17.66%         6.29%       12.70%        17.08%       12.32%        13.94%
Return on Total Stockholders' Equity                   16.59%         6.54%       12.10%        16.00%       11.80%        13.19%

CAPITAL RATIOS AT DECEMBER 31:
-----------------------------
Common Stockholders' Equity to Assets                                                             5.8%         5.4%
Total Stockholders' Equity to Assets                                                              6.5%         6.2%
Tier 1 Leverage (f)                                                                               6.4%         6.3%
Risk-Based Capital:(f)
    Tier 1 (4.0% required)                                                                        8.4%*        8.0%
    Total (8.0% required)                                                                        12.1%*       12.0%



(a) The pro-forma columns exclude the impact of the $260 million restructuring charge ($152 million after-tax) recorded in the fourth quarter of 1994.
(b) Effective with the 1995 second quarter, the Corporation changed its reporting of earnings per share ("EPS") for all periods from "simple" EPS
      (which is based solely on the average number of common shares outstanding) to reporting "primary" and "fully diluted" EPS (which are based on the average number of common and common equivalent shares outstanding).
      Previously, the Corporation reported simple EPS, since the differences between simple EPS and primary EPS or simple EPS and fully diluted EPS were not material (less than 3%).
(c) On January 1, 1995, the Corporation adopted SFAS 106 for the accounting for other postretirement benefits relating to the Corporation's foreign plans.
(d)   The Corporation increased its quarterly common stock dividend from $0.44 per share to $0.50 per share in the second quarter of 1995, and from $0.38 per share to $0.44 per share in the third quarter of 1994.
(e) Performance ratios for three months ended December 31, 1995 and 1994 are based on annualized net income amounts.
(f) For all periods presented, risk-based capital and leverage ratios exclude the assets and off-balance sheet financial instruments of the Corporation's securities subsidiary, Chemical Securities Inc., as well as the Corporation's investment in this subsidiary. These ratios also exclude the net unfavorable impact on stockholders' equity resulting from the adoption of SFAS 115.
* Estimated



                                                                UNAUDITED

                                            CHEMICAL BANKING CORPORATION and Subsidiaries
                                                   CONSOLIDATED STATEMENT OF INCOME
                                                 (in millions, except per share data)



                                                                                                     Three Months Ended
                                                                                        -------------------------------------------
                                                                                        Dec. 31,        Sept. 30,         Dec. 31,
                                                                                          1995            1995              1994
                                                                                        --------        ----------        --------
INTEREST INCOME
Loans                                                                                   $  1,749        $    1,844        $  1,575
Securities                                                                                   609               535             445
Trading Assets                                                                               263               211             177
Federal Funds Sold and Securities Purchased
  Under Resale Agreements                                                                    173               181             178
Deposits with Banks                                                                           58                62              91
                                                                                         -------          --------        --------
   Total Interest Income                                                                   2,852             2,833           2,466
                                                                                         =======           =======         =======

INTEREST EXPENSE
Deposits                                                                                     932               943             718
Short-Term and Other Borrowings                                                              612               559             444
Long-Term Debt                                                                               134               134             135
                                                                                        --------          --------         -------
    Total Interest Expense                                                                 1,678             1,636           1,297
                                                                                        --------          --------         -------

NET INTEREST INCOME                                                                        1,174             1,197           1,169
Provision for Losses                                                                         116               122              85
                                                                                         -------          --------        --------
NET INTEREST INCOME AFTER PROVISION FOR LOSSES                                             1,058             1,075           1,084
                                                                                         -------          --------        --------

NONINTEREST REVENUE
Trust and Investment Management Fees                                                          95                96              99
Corporate Finance and Syndication Fees                                                       126               157             133
Service Charges on Deposit Accounts                                                           72                75              78
Fees for Other Financial Services                                                            337               307             294
Trading Revenue                                                                              184               213              45
Securities Gains                                                                              21                47               1
Other Revenue                                                                                123                82             165
                                                                                         -------         ---------         --------
    Total Noninterest Revenue                                                                958               977             815
                                                                                         -------         ---------         --------

NONINTEREST EXPENSE
Salaries                                                                                     613               616             571
Employee Benefits                                                                            106               104             110
Occupancy Expense                                                                            125               131             142
Equipment Expense                                                                            100                97             107
Foreclosed Property Expense                                                                   (2)               --               2
Other Expense                                                                                308               309             401
                                                                                         -------            ------         -------
    Total Noninterest Expense Before Restructuring Charge                                  1,250             1,257           1,333
Restructuring Charge                                                                          --                --             260
                                                                                         -------           -------         -------
    Total Noninterest Expense                                                              1,250             1,257           1,593
                                                                                         -------          --------         -------

INCOME BEFORE INCOME TAX EXPENSE                                                              766              795             306
Income Tax Expense                                                                            276              318             127
                                                                                         --------         --------         -------
NET INCOME                                                                               $    490         $    477         $   179
                                                                                         ========         ========         =======
NET INCOME APPLICABLE TO COMMON STOCK                                                    $    466         $    452         $   149
                                                                                         ========         ========         =======

INCOME PER COMMON SHARE:
    Primary                                                                              $   1.81         $   1.74         $   0.61
                                                                                         ========         ========         ========
    Assuming Full Dilution                                                               $   1.81         $   1.70         $   0.61
                                                                                         ========         ========         ========





                                       UNAUDITED

                      CHEMICAL BANKING CORPORATION and Subsidiaries
                          CONSOLIDATED STATEMENT OF INCOME
                         (in millions, except per share data)

                                                         For The Year Ended
                                                            December 31,
                                                 ------------------------------
                                                       1995            1994
                                                   --------        --------
INTEREST INCOME
Loans                                              $  7,024        $  5,730
Securities                                            2,162           1,715
Trading Assets                                          878             722
Federal Funds Sold and Securities
  Purchased Under Resale Agreements                     785             550
Deposits with Banks                                     269             371
                                                  ----------     ----------
    Total Interest Income                            11,118           9,088
                                                  ----------      ---------

INTEREST EXPENSE
Deposits                                              3,657           2,378
Short-Term and Other Borrowings                       2,226           1,500
Long-Term Debt                                          546             536
                                                   ---------     ----------
    Total Interest Expense                            6,429           4,414
                                                  ----------      ---------

NET INTEREST INCOME                                   4,689           4,674
Provision for Losses                                    478             550
                                                 ----------      ----------
NET INTEREST INCOME AFTER PROVISION FOR LOSSES        4,211           4,124
                                                 ----------      ----------

NONINTEREST REVENUE
Trust and Investment Management Fees                    379             421
Corporate Finance and Syndication Fees                  531             405
Service Charges on Deposit Accounts                     297             300
Fees for Other Financial Services                     1,228           1,148
Trading Revenue                                         624             645
Securities Gains                                        119              66
Other Revenue                                           588             612
                                                  ---------      ----------
    Total Noninterest Revenue                         3,766           3,597
                                                 ----------      ----------

NONINTEREST EXPENSE
Salaries                                              2,332           2,205
Employee Benefits                                       434             439
Occupancy Expense                                       520             573
Equipment Expense                                       395             382
Foreclosed Property Expense                             (23)             41
Other Expense                                         1,343           1,561
                                                 ----------       ---------
    Total Noninterest Expense
       Before Restructuring Charge                    5,001           5,201
Restructuring Charge                                     --             308
                                                  ---------      ----------
        Total Noninterest Expense                     5,001           5,509
                                                  ---------      ----------

INCOME BEFORE INCOME TAX EXPENSE AND EFFECT
   OF ACCOUNTING CHANGE                               2,976           2,212
Income Tax Expense                                    1,160             918
                                                 ----------      ----------
INCOME BEFORE EFFECT OF ACCOUNTING CHANGE             1,816           1,294
Effect of Change in Accounting Principle                (11)             --
                                                 ----------      ----------
NET INCOME                                         $  1,805        $  1,294
                                                 ==========      ==========
NET INCOME APPLICABLE TO COMMON STOCK              $  1,700        $  1,156
                                                 ==========      ==========

INCOME PER COMMON SHARE:
Primary:
    Income Before Effect of Accounting Change      $   6.77        $   4.60
    Effect of Change in Accounting Principle          (0.04)             --
                                                 ----------      ----------
    Net Income                                     $   6.73        $   4.60
                                                 ==========      ==========
Assuming Full Dilution:
    Income Before Effect of Accounting Change      $   6.51        $   4.54
    Effect of Change in Accounting Principle          (0.04)             --
                                                -----------      ----------
    Net Income                                     $   6.47        $   4.54
                                                ===========      ==========




                                                              UNAUDITED

                                            CHEMICAL BANKING CORPORATION and Subsidiaries
                                                     NONINTEREST REVENUE DETAIL
                                                            (in millions)


                                                                    Three Months Ended                 For The Year Ended
                                                             ---------------------------------      ----------------------------
                                                              Dec. 31,    Sept.30,     Dec. 31,     December 31,    December 31,
                                                                 1995        1995         1994             1995            1994
                                                             --------    --------      -------      -------------   ------------
TRUST AND INVESTMENT MANAGEMENT FEES:
Personal Trust Fees                                            $   52      $   51       $   50            $   206        $   206
Corporate and Institutional Trust Fees                             33          34           40                131            176
Other, primarily Foreign Asset Management                          10          11            9                 42             39
                                                             --------    --------     --------          ---------       --------
   Total                                                       $   95      $   96       $   99            $   379        $   421
                                                             ========    ========     ========          =========       ========

FEES FOR OTHER FINANCIAL SERVICES:
Credit Card Revenue                                            $  128      $   87       $   86            $   378         $  315
Fees in Lieu of Compensating Balances                              46          47           47                187            203
Commissions on Letters of Credit and Acceptances                   37          40           35                154            151
Loan Commitment Fees                                               21          22           20                 87             86
Mortgage Servicing Fees                                            24          24           22                 94             79
Other Fees                                                         81          87           84                328            314
                                                             --------    --------     --------           --------       --------
    Total                                                     $   337      $  307       $  294            $ 1,228        $ 1,148
                                                             ========    ========     ========           ========       ========

TRADING REVENUE:
Interest Rate Contracts                                       $    68      $   48       $   73            $   173         $  391
Foreign Exchange Revenue                                           69          70           (4)(a)            280            152(a)
Debt Instruments and Other                                         47          95          (24)               171            102
                                                             --------    --------     --------           --------       --------
    Total                                                     $   184      $  213       $   45            $   624         $  645
                                                             ========    ========     ========           ========       ========

OTHER REVENUE:
Revenue from Equity-Related Investments                       $    68      $   77       $  127            $   378         $  362
Net Gains (Losses) on Emerging Markets Bond Sales                  --         (36)           2                (86)           127
All Other Revenue                                                  55          41           36                296 (b)        123
                                                             --------    --------     --------           --------       --------
    Total                                                     $   123      $   82       $  165            $   588         $  612
                                                             ========    ========     ========           ========       ========


(a) Reflects $70 million reduction as a result of losses sustained from unauthorized foreign exchange transactions involving the Mexican peso.
(b) Includes $85 million gain related to the sale of the Corporation's investment in Far East Bank and Trust Company.


                                            CHEMICAL BANKING CORPORATION and Subsidiaries
                                                     NONINTEREST EXPENSE DETAIL
                                                            (in millions)


                                                                      Three Months Ended                   For The Year Ended
                                                              ----------------------------------        -------------------------
                                                              Dec. 31,    Sept. 30,     Dec. 31,               December 31,
                                                                 1995         1995         1994              1995            1994
                                                              -------     --------      -------         ---------         -------

OTHER EXPENSE:   (a)
Professional Services                                          $   48      $   50       $   65            $   205         $   225
Marketing Expense                                                  40          44           44                178             186
FDIC Assessments                                                    7          (3)(b)       38                 77 (b)         160
Telecommunications                                                 34          37           37                148             153
Amortization of Intangibles                                        21          25           30                101             115
All Other                                                         158         156          187                634             722
                                                             --------    --------     --------           --------        --------
    Total                                                      $  308      $  309       $  401            $ 1,343         $ 1,561
                                                             ========    ========     ========           ========        ========



(a) Certain prior period amounts have been reclassified to conform with the December 31, 1995 presentation.
(b) Includes the impact of a FDIC refund due to a reduction in the assessment rate.




                                                          UNAUDITED

                                       CHEMICAL BANKING CORPORATION and Subsidiaries
                                                 CONSOLIDATED BALANCE SHEET
                                                        (in millions)


                                                                                      December 31,          December 31,
                                                                                             1995                  1994
                                                                                      ------------          ------------
ASSETS
Cash and Due from Banks                                                                $    9,077             $    8,832
Deposits with Banks                                                                         2,666                  5,649
Federal Funds Sold and Securities
    Purchased Under Resale Agreements                                                       8,033                 12,797
Trading Assets:
    Debt and Equity Instruments                                                            18,317                 11,093
    Risk Management Instruments                                                            17,703                 17,709
Securities:
    Held-to-Maturity                                                                        4,628                  8,566
    Available-for-Sale                                                                     30,157                 18,431
Loans (Net of Unearned Income)                                                             82,143                 78,767
Allowance for Credit Losses                                                                (2,379)                (2,480)
Premises and Equipment                                                                      2,038                  2,134
Due from Customers on Acceptances                                                           1,179                  1,088
Accrued Interest Receivable                                                                 1,328                  1,190
Assets Acquired as Loan Satisfactions                                                          50                    210
Assets Held for Accelerated Disposition                                                       412                    526
Other Assets                                                                                7,574                  6,911
                                                                                      -----------             ----------
    TOTAL ASSETS                                                                        $ 182,926              $ 171,423
                                                                                      ===========             ==========

LIABILITIES
Deposits:
    Demand (Noninterest Bearing)                                                        $  21,673              $  21,399
    Time and Savings                                                                       44,491                 46,799
    Foreign                                                                                32,253                 28,308
                                                                                      -----------             ----------
        Total Deposits                                                                     98,417                 96,506
Federal Funds Purchased and Securities
    Sold Under Repurchase Agreements                                                       25,675                 23,098
Other Borrowed Funds                                                                       14,047                 11,843
Acceptances Outstanding                                                                     1,193                  1,104
Accounts Payable and Accrued Liabilities                                                    2,690                  2,361
Other Liabilities                                                                          21,663                 17,808
Long-Term Debt                                                                              7,329                  7,991
                                                                                      -----------             ----------
    TOTAL LIABILITIES                                                                     171,014                160,711
                                                                                      -----------             ----------

STOCKHOLDERS' EQUITY
Preferred Stock                                                                             1,250                  1,450
Common Stock                                                                                  255                    254
Capital Surplus                                                                             6,479                  6,544
Retained Earnings                                                                           4,493                  3,263
Net Unrealized Loss on Securities Available-for-Sale, Net of Taxes                           (303)                  (438)
Treasury Stock, at Cost                                                                      (262)                  (361)
                                                                                      -----------             ----------
    TOTAL STOCKHOLDERS' EQUITY                                                             11,912                 10,712
                                                                                      -----------             ----------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                         $  182,926              $ 171,423
                                                                                      ===========             ==========



                                                        UNAUDITED

                                      CHEMICAL BANKING CORPORATION and Subsidiaries
                                            CONSOLIDATED STATEMENT OF CHANGES
                                                 IN STOCKHOLDERS' EQUITY
                                                      (in millions)

                                                                                            For The Year Ended
                                                                                               December 31,
                                                                                      --------------------------------
                                                                                             1995                 1994
                                                                                       ----------           ----------

BALANCE AT JANUARY 1,                                                                  $   10,712           $   11,164
                                                                                      -----------           ----------

Net Income                                                                                  1,805               1,294
Dividends Declared:
    Preferred Stock                                                                          (105)               (126)
    Common Stock                                                                             (480)               (406)
Issuance of Preferred Stock                                                                    --                 200
Conversion of Preferred Stock                                                                (200)(a)              --
Redemption of Preferred Stock                                                                  --                (404)
Premium on Redemption of Preferred Stock                                                       --                 (12)
Issuance of Common Stock                                                                        1                   1
Net Change in Capital Surplus                                                                 (72)(a)              12
Restricted Stock Granted, Net of Amortization                                                   7                  (9)
Net Change in Treasury Stock                                                                   99 (a)            (349)
Net Change in the Fair Value of Available-for-Sale Securities, Net of Taxes                   135                (653)
Accumulated Translation Adjustment                                                             10                  --
                                                                                      -----------         -----------
  Net Change in Stockholders' Equity                                                        1,200                (452)
                                                                                      -----------         -----------

BALANCE AT DECEMBER 31,                                                                $   11,912           $  10,712
                                                                                      ===========         ===========



(a) During the second quarter of 1995, the Corporation called all of the outstanding shares of its 10% convertible preferred stock for redemption. Substantially all of the 10% convertible preferred stock was converted to common stock. The common stock from the conversion was issued from treasury.




                                                                        UNAUDITED

                                                     CHEMICAL BANKING CORPORATION and Subsidiaries
                                                    LOAN PORTFOLIO AND ALLOWANCE RELATED INFORMATION
                                                            (in millions, except ratios)


                                                                       Loans Outstanding                 Nonperforming Assets
                                                                ------------------------------------------------------------------
                                                                        December 31,                         December 31,
                                                                         1995               1994          1995               1994
DOMESTIC COMMERCIAL:                                             --------------       -----------    -----------        ----------

        Commercial Real Estate                                      $   4,850        $    5,650     $       176         $      156
        Other Commercial                                               26,574            24,723             322                358
                                                                  ------------      ------------    -----------      -------------
            Total Commercial Loans                                     31,424            30,373             498                514
                                                                  ------------      ------------    -----------      -------------
DOMESTIC CONSUMER:
        Residential Mortgage                                            17,746            13,560            123                 92
        Credit Card                                                      8,678             9,261             --                 --
        Other Consumer                                                   7,009             7,265              5                 12
                                                                  ------------      ------------    -----------      -------------
            Total Consumer Loans                                        33,433            30,086            128                104
                                                                  ------------      ------------    -----------      -------------
Total Domestic Loans                                                   64,857            60,459             626                618
Foreign                                                                17,286            18,308             230                311
                                                                  ------------      ------------    -----------      -------------
Total Loans                                                         $  82,143         $  78,767             856                929
                                                                  ============      ============

Assets Acquired as Loan Satisfactions                                                                        50                210
                                                                                                   ------------         ----------
Total Nonperforming Assets                                                                          $       906         $    1,139
                                                                                                   =============        ==========

ASSETS HELD FOR ACCELERATED DISPOSITION                                                             $       412  (a)    $      526
                                                                                                   =============        ==========


(a) During the 1995 fourth quarter, the Corporation transferred $421 million of residential mortgage loans into the accelerated disposition portfolio.


                                                                        Three Months Ended                 For The Year Ended
                                                                            December 31,                      December 31,
                                                                    ----------------------------      ----------------------------
                                                                      1995              1994              1995                1994
                                                                  --------        ----------        ----------          ----------
ALLOWANCE FOR CREDIT LOSSES:
Balance at Beginning of Period                                    $  2,405        $    2,650        $    2,480          $    3,020
Provision for Losses                                                   116                85               478                 550

Net Charge-Offs:
    Domestic Commercial:
        Commercial Real Estate                                         (14)              (22)              (53)               (165)
        Other Commercial                                                12                16               (21)                (80)
                                                                  --------        -----------       -----------         -----------
            Total Commercial                                            (2)               (6)              (74)               (245)
                                                                  --------        -----------       -----------         -----------

    Domestic Consumer:
        Residential Mortgage                                            (7)              (23)              (52)                (47)
        Credit Card                                                   (104)              (82)             (411)               (329)
        Other Consumer                                                  (7)               (6)              (31)                (19)
                                                                  ----------         --------        ----------          ----------
           Total Consumer                                             (118)             (111)             (494)               (395)
                                                                  ---------          --------        ----------          ----------
    Total Domestic Net Charge-offs                                    (120)             (117)             (568)               (640)

    Foreign                                                              4                 7                15                (307)
                                                                  ----------         --------        ----------          ----------
 Total Net Charge-offs                                                (116)             (110)             (553)               (947)

Charge for Assets Held for Accelerated Disposition                       --             (148)               --                (148)
Other, including portion related to sale of certain
     New Jersey operations                                             (26)                3               (26)                  5
                                                                  ----------      -----------      -----------          ----------
            Total Allowance for Credit Losses                     $  2,379        $    2,480       $     2,379          $    2,480
                                                                  ==========      ===========      ===========          ==========

ALLOWANCE COVERAGE RATIOS:
Allowance for Credit Losses to:
    Loans at Period-End                                                                                   2.90%               3.15%
    Average Loans                                                                                         2.91%               3.30%
    Nonperforming Loans                                                                                 277.92%             266.95%





                                                                UNAUDITED

                                              CHEMICAL BANKING CORPORATION and Subsidiaries
                                    Condensed Average Consolidated Balance Sheet, Interest and Rates
                                         (Taxable-Equivalent Interest and Rates; in millions)

                                                    Three Months Ended                             Three Months Ended
                                                    December 31, 1995                               December 31, 1994
                                           ------------------------------------------     ----------------------------------------
                                           Average                        Rate            Average                        Rate
                                           Balance        Interest       (Annualized)     Balance        Interest     (Annualized)
                                          ---------       --------      -------------    ---------       --------     ------------
ASSETS
Liquid Interest-Earning Assets            $ 32,362        $    494             6.06%     $ 28,774        $   446            6.15%
Securities                                  34,240             611             7.10%       26,120            448            6.81%
Loans                                       81,661           1,752             8.54%       76,894          1,579            8.16%
                                          ---------       --------                       --------        --------
Total Interest-Earning Assets              148,263           2,857             7.67%      131,788          2,473            7.47%
Noninterest-Earning Assets                  37,028                                         37,647
                                          --------                                       --------
    Total Assets                         $ 185,291                                       $169,435
                                         =========                                       ========


LIABILITIES
Interest-Bearing Deposits                $  77,009             932             4.83%     $ 74,042            718            3.87%
Short-Term and Other Borrowings             42,180             612             5.77%       32,017            444            5.50%
Long-Term Debt                               7,639             134             6.97%        8,262            135            6.49%
                                         ---------        --------                       --------        --------
Total Interest-Bearing Liabilities         126,828           1,678             5.27%      114,321          1,297            4.52%
                                                          --------                                       --------
Noninterest-Bearing Liabilities             46,744                                         44,260
                                         ---------                                       --------
    Total Liabilities                      173,572                                        158,581
                                         ---------                                       --------
STOCKHOLDERS' EQUITY
Preferred Stock                              1,250                                          1,450
Common Stockholders' Equity                 10,469                                          9,404
                                         ---------                                       --------
    Total Stockholders' Equity              11,719                                         10,854
                                         ---------                                       --------
    Total Liabilities
       and Stockholders' Equity          $ 185,291                                       $169,435
                                         =========                                       ========
INTEREST RATE SPREAD                                                           2.40%                                         2.95%
                                                                               =====                                         =====
NET INTEREST INCOME AND NET YIELD
    ON INTEREST-EARNING ASSETS                             $ 1,179             3.16%                      $  1,176           3.55%
                                                           ========            =====                      ========           =====



                                                    For The Year Ended                                For The Year Ended
                                                     December 31, 1995                                 December 31, 1994
                                           ---------------------------------------      ---------------------------------------
                                           Average                                       Average
                                           Balance        Interest         Rate          Balance         Interest           Rate
                                           --------       --------         ----         --------        --------           -----
ASSETS
Liquid Interest-Earning Assets            $ 30,088      $    1,932         6.42%        $ 28,604        $  1,643           5.74%
Securities                                  29,878           2,174         7.28%          26,207           1,724           6.58%
Loans                                       81,649           7,038         8.62%          75,234           5,745           7.64%
                                          --------       ---------                     ---------       ---------
Total Interest-Earning Assets              141,615          11,144         7.87%         130,045           9,112           7.01%
Noninterest-Earning Assets                  39,082                                        36,634
                                          --------                                      --------
    Total Assets                          $180,697                                      $166,679
                                          ========                                      ========



LIABILITIES
Interest-Bearing Deposits                 $ 76,115           3,657         4.80%        $ 73,040           2,378           3.26%
Short-Term and Other Borrowings             37,946           2,226         5.87%          30,689           1,500           4.89%
Long-Term Debt                               7,635             546         7.16%           8,419             536           6.37%
                                          --------       ---------                      --------        --------

Total Interest-Bearing Liabilities         121,696           6,429         5.28%         112,148           4,414           3.94%
Noninterest-Bearing Liabilities             47,718        --------                        43,569          ------
                                          --------                                      --------
    Total Liabilities                      169,414                                       155,717
                                          --------                                      --------
STOCKHOLDERS' EQUITY
Preferred Stock                              1,330                                         1,579
Common Stockholders' Equity                  9,953                                         9,383
                                          --------                                      --------

    Total Stockholders' Equity              11,283                                        10,962
                                          --------                                      --------
    Total Liabilities and
       Stockholders' Equity               $180,697                                      $166,679
                                          ========                                      ========


INTEREST RATE SPREAD                                                       2.59%                                           3.07%
                                                                          ======                                           =====
NET INTEREST INCOME AND NET YIELD
    ON INTEREST-EARNING ASSETS                            $  4,715         3.33%                        $  4,698           3.61%
                                                          =========       ======                        ========           =====

                            COMBINED FINANCIAL DATA
                          CHEMICAL BANKING CORPORATION
                      AND THE CHASE MANHATTAN CORPORATION
                   UNAUDITED PROFORMA COMBINED FINANCIAL DATA

                      (In millions, except per share data)

The following Unaudited Pro Forma Combined Financial Data combines the historical financial data of Chemical and Chase giving effect to the Merger, which will be accounted for as a pooling of interests, as if the Merger had occurred on the dates indicated herein, after giving effect to certain pro forma adjustments.

The effect of the estimated $1.5 billion restructuring charge ($925 million after-tax) expected to be taken in connection with the Merger has not been reflected in the pro forma combined balance sheet and income statement. Additionally, the pro forma financial data does not give effect to the anticipated cost savings in connection with the Merger. The pro forma financial data is not necessaily indicative of the results that actually would have occurred had the Merger been consummated on the dates indicated or that may be obtained in the future.




                                                                                      UNAUDITED

                                                                 THE NEW CHASE MANHATTAN CORPORATION and Subsidiaries
                                                                    (in millions, except per share and ratio data)
                                                                               PRO FORMA


                                                                 Three Months Ended                        For The Year Ended
                                                                     December 31,                              December 31,
                                                             --------------------------------      --------------------------------
                                                                                  Pro-                                     Pro-
                                                                                  Forma(a)                                 Forma(a)
                                                              1995        1994        1994          1995        1994           1994
                                                             ------      ------   --------         ------     -------       -------
EARNINGS:
--------
Income Before Effect of Accounting Change                    $  827      $  403   $    582       $  2,970     $ 2,486      $  2,665
Effect of Change in Accounting Principle                         --          --         --            (11)(b)      --            --
                                                            -------      ------   --------        --------   --------      --------
Net Income                                                   $  827      $  403   $    582       $  2,959     $ 2,486      $  2,665
                                                             =======      =====   ========        =======     =======      ========
Net Income Applicable to Common Stock                        $  773      $  342   $    521       $  2,732     $ 2,221      $  2,400
                                                             =======     ======   ========       ========     =======      ========

INCOME PER COMMON SHARE:
-----------------------
Primary:
    Income Before Effect of Accounting Change                 $   1.73   $ 0.79   $   1.20       $   6.23     $  5.02      $   5.43
    Effect of Change in Accounting Principle                        --       --         --          (0.03)(b)      --            --
                                                              --------   ------   --------       ---------    -------      --------
    Net Income                                                $   1.73   $ 0.79   $   1.20       $   6.20     $  5.02      $   5.43
                                                              ========   ======   ========        =======     =======      ========
Assuming Full Dilution:
    Income Before Effect of Accounting Change                 $   1.73   $ 0.79   $   1.19       $   6.07     $  4.97      $   5.37
    Effect of Change in Accounting Principle                        --       --         --          (0.03)(b)      --            --
                                                              --------   ------   --------       ---------    -------      --------
    Net Income                                                $   1.73   $ 0.79   $   1.19       $   6.04     $  4.97      $   5.37
                                                              ========   ======   ========       ========     =======      ========
Book Value at December 31,                                    $  41.81   $37.37                  $  41.81    $  37.37


COMMON SHARES OUTSTANDING:
-------------------------
Average Common and Common Equivalent Shares                     446.0     433.3                     440.8       442.2
Average Common Shares Assuming Full Dilution                    447.7     441.7                     453.5       450.9
Common Shares at Period End                                     435.0     428.8                     435.0       428.8

BALANCE SHEET AVERAGES:
----------------------
Loans                                                       $ 148,217  $138,560                  $146,528    $136,713
Total Interest-Earning Assets                               $ 253,660  $231,564                  $244,507    $227,270
Total Assets                                                $ 314,757  $291,952                  $307,385    $287,073
Deposits                                                    $ 170,650  $166,958                  $168,312    $166,702
Common Stockholders' Equity                                 $  17,695  $ 16,141                  $ 16,913    $ 16,022
Total Stockholders' Equity                                  $  20,345  $ 18,991                  $ 19,643    $ 19,042

PERFORMANCE RATIOS:(Average Balances)(c)
------------------
Return on Assets                                                1.04%     0.55%      0.79%          0.96%       0.87%         0.93%
Return on Common Stockholders' Equity                          17.33%     8.41%     12.81%         16.15%      13.86%        14.98%
Return on Total Stockholders' Equity                           16.13%     8.42%     12.16%         15.06%      13.06%        14.00%

Net Yield on Total Interest-Earning Assets                      3.30%     3.58%                     3.40%       3.70%

CAPITAL RATIOS AT DECEMBER 31:
-----------------------------
Common Stockholders' Equity to Assets                                                                6.0%        5.6%
Total Stockholders' Equity to Assets                                                                 6.9%        6.6%
Tier 1 Leverage (d)                                                                                  6.7%        6.6%
Risk-Based Capital: (d)
    Tier 1 (4.0% required)                                                                           8.2%*       8.1%
    Total (8.0% required)                                                                           12.3%*      12.2%


(a) The pro-forma columns exclude the impact of the $260 million restructuring charge ($152 million after-tax) recorded by Chemical and $157 million in restructuring charges ($97 million after-tax) recorded by Chase in the
      fourth quarter of 1994.    The pro-forma columns also exclude the impact
      of deferred Federal tax benefits of $70 million recognized by Chase in the 1994 fourth quarter.
(b) On January 1, 1995, the Corporation adopted SFAS 106 for the accounting for other postretirement benefits relating to the Corporation's foreign plans.
(c) Performance ratios for three months ended December 31, 1995 and 1994 are based on annualized amounts.
(d) For all periods presented, risk-based capital and leverage ratios exclude the assets and off-balance sheet financial instruments of each of Chemical and Chase's U.S. underwriting and dealing subsidiaries as well as their respective investment in such subsidiaries. These ratios also exclude the net unfavorable impact on stockholders' equity resulting from the adoption of SFAS 115.
*  Estimated



                                                             UNAUDITED

                                        THE NEW CHASE MANHATTAN CORPORATION and Subsidiaries
                                             PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                                (in millions, except per share data)

                                                                                                     Three Months Ended
                                                                                          ----------------------------------------
                                                                                          Dec. 31,        Sept. 30,       Dec. 31,
                                                                                            1995            1995            1994
                                                                                          --------        ---------       --------
INTEREST INCOME
Loans                                                                                     $  3,271        $  3,296        $  2,927
Securities                                                                                     718             639             558
Trading Assets                                                                                 369             331             297
Federal Funds Sold and Securities Purchased Under Resale Agreements                            491             448             407
Deposits with Banks                                                                            187             194             224
                                                                                          --------        --------        --------
    Total Interest Income                                                                    5,036           4,908           4,413
                                                                                          --------        --------        --------

INTEREST EXPENSE
Deposits                                                                                     1,602           1,593           1,327
Short-Term and Other Borrowings                                                              1,106             991             795
Long-Term Debt                                                                                 231             239             218
                                                                                          --------         -------         -------
    Total Interest Expense                                                                   2,939           2,823           2,340
                                                                                          --------          ------         -------

NET INTEREST INCOME                                                                          2,097           2,085           2,073
Provision for Losses                                                                           186             192             175
                                                                                          --------        --------         -------
NET INTEREST INCOME AFTER PROVISION FOR LOSSES                                               1,911           1,893           1,898
                                                                                          --------        --------         -------

NONINTEREST REVENUE
Trust and Investment Management Fees                                                           261             243             243
Corporate Finance and Syndication Fees                                                         228             219             204
Service Charges on Deposit Accounts                                                            101             105             106
Fees for Other Financial Services                                                              591             563             543
Trading Revenue                                                                                281             349              77
Securities Gains                                                                                25              53              (2)
Other Revenue                                                                                  259             162             316
                                                                                          --------        --------       ---------
    Total Noninterest Revenue                                                                1,746           1,694           1,487
                                                                                          --------        --------       ---------

NONINTEREST EXPENSE
Salaries                                                                                     1,130           1,074           1,046
Employee Benefits                                                                              219             228             241
Occupancy Expense                                                                              224             227             241
Equipment Expense                                                                              187             177             203
Foreclosed Property Expense                                                                    (15)             (7)            (25)
Other Expense                                                                                  619             633             752
                                                                                           -------        --------       ---------
    Total Noninterest Expense Before Restructuring Charge                                    2,364           2,332           2,458
Restructuring Charge                                                                            --              --             417
                                                                                           -------        --------       ---------
    Total Noninterest Expense                                                                2,364           2,332           2,875
                                                                                          --------        --------       ---------

INCOME BEFORE INCOME TAX EXPENSE                                                             1,293           1,255             510
Income Tax Expense                                                                             466             491             107
                                                                                          --------        --------       ---------

NET INCOME                                                                                 $   827        $    764       $     403
                                                                                          ========        ========       =========
NET INCOME APPLICABLE TO COMMON STOCK                                                      $   773        $    708       $     342
                                                                                          ========        ========       =========

INCOME PER COMMON SHARE:
    Primary                                                                               $   1.73        $   1.58       $    0.79
                                                                                          ========        ========       =========
    Assuming Full Dilution                                                                $   1.73        $   1.55       $    0.79
                                                                                          ========        ========       =========



                                                     UNAUDITED

                                THE NEW CHASE MANHATTAN CORPORATION and Subsidiaries
                                     PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                        (in millions, except per share data)

                                                                                            For The Year Ended
                                                                                               December 31,
                                                                                     ---------------------------
                                                                                             1995           1994
                                                                                     -----------     -----------
INTEREST INCOME
Loans                                                                                   $  12,907       $ 11,055
Securities                                                                                  2,591          2,329
Trading Assets                                                                              1,316          1,142
Federal Funds Sold and Securities Purchased Under Resale Agreements                         1,889          1,827
Deposits with Banks                                                                           824            869
                                                                                       ----------      ---------
    Total Interest Income                                                                  19,527         17,222
                                                                                       ----------      ---------

INTEREST EXPENSE
Deposits                                                                                    6,291          4,704
Short-Term and Other Borrowings                                                             4,027          3,307
Long-Term Debt                                                                                942            848
                                                                                       ----------      ---------
    Total Interest Expense                                                                 11,260          8,859
                                                                                       ----------      ---------

NET INTEREST INCOME                                                                         8,267          8,363
Provision for Losses                                                                          758          1,050
                                                                                       ----------      ---------
NET INTEREST INCOME AFTER PROVISION FOR LOSSES                                              7,509          7,313
                                                                                       ----------      ---------

NONINTEREST REVENUE
Trust and Investment Management Fees                                                          954            988
Corporate Finance and Syndication Fees                                                        840            638
Service Charges on Deposit Accounts                                                           417            408
Fees for Other Financial Services                                                           2,222          2,116
Trading Revenue                                                                             1,036          1,196
Securities Gains                                                                              132             65
Other Revenue                                                                               1,092          1,239
                                                                                       ----------      ---------
    Total Noninterest Revenue                                                               6,693          6,650
                                                                                       ----------      ---------

NONINTEREST EXPENSE
Salaries                                                                                    4,208          3,978
Employee Benefits                                                                             955            929
Occupancy Expense                                                                             897            968
Equipment Expense                                                                             755            724
Foreclosed Property Expense                                                                   (75)            50
Other Expense                                                                               2,635          2,888
                                                                                       ----------      ---------
    Total Noninterest Expense Before Restructuring Charge                                   9,375          9,537
Restructuring Charge                                                                           15            465
                                                                                       ----------      ---------
    Total Noninterest Expense                                                               9,390         10,002
                                                                                       ----------      ---------

INCOME BEFORE INCOME TAX EXPENSE AND EFFECT
   OF ACCOUNTING CHANGE                                                                     4,812          3,961
Income Tax Expense                                                                          1,842          1,475
                                                                                       ----------      ---------
INCOME BEFORE EFFECT OF ACCOUNTING CHANGE                                                   2,970          2,486
Effect of Change in Accounting Principle                                                      (11)            --
                                                                                       ----------      ---------
NET INCOME                                                                              $   2,959       $  2,486
                                                                                       ==========      =========
NET INCOME APPLICABLE TO COMMON STOCK                                                   $   2,732       $  2,221
                                                                                       ==========      =========

INCOME PER COMMON SHARE:
Primary:
    Income Before Effect of Accounting Change                                           $    6.23       $   5.02
    Effect of Change in Accounting Principle                                                (0.03)            --
                                                                                       ----------      ---------
    Net Income                                                                          $    6.20       $   5.02
                                                                                       ==========      =========
Assuming Full Dilution:
    Income Before Effect of Accounting Change                                           $    6.07       $   4.97
    Effect of Change in Accounting Principle                                                (0.03)            --
                                                                                       ----------      ---------
    Net Income                                                                          $    6.04       $   4.97
                                                                                       ===========     =========




                                                 UNAUDITED

                            THE NEW CHASE MANHATTAN CORPORATION and Subsidiaries
                                    PRO FORMA CONSOLIDATED BALANCE SHEET
                                               (in millions)


                                                                               December 31,     December 31,
                                                                                   1995               1994
                                                                               ------------     ------------
ASSETS
Cash and Due from Banks                                                         $  14,794          $  13,545
Deposits with Banks                                                                 8,468             12,440
Federal Funds Sold and Securities
    Purchased Under Resale Agreements                                              17,461             20,077
Trading Assets:
    Debt and Equity Instruments                                                    26,212             17,926
    Risk Management Instruments                                                    25,825             25,985
Securities:
    Held-to-Maturity                                                                4,628             10,650
    Available-for-Sale                                                             37,141             23,140
Loans (Net of Unearned Income)                                                    150,207            142,231
Allowance for Credit Losses                                                        (3,784)            (3,894)
Premises and Equipment                                                              3,757              3,951
Due from Customers on Acceptances                                                   1,896              1,608
Accrued Interest Receivable                                                         2,541              2,466
Assets Acquired as Loan Satisfactions                                                 171                537
Assets Held for Accelerated Disposition                                               412                526
Other Assets                                                                       14,260             14,195
                                                                              -----------         ----------
    TOTAL ASSETS                                                               $  303,989          $ 285,383
                                                                              ===========         ==========

LIABILITIES
Deposits:
    Domestic Noninterest Bearing                                                $  35,414          $  33,389
    Domestic Interest Bearing                                                      64,640             68,063
    Foreign                                                                        71,480             65,010
                                                                              -----------         ----------
        Total Deposits                                                            171,534            166,462
Federal Funds Purchased and Securities
    Sold Under Repurchase Agreements                                               37,263             32,410
Other Borrowed Funds                                                               13,936             11,780
Acceptances Outstanding                                                             1,915              1,629
Trading Liabilities                                                                34,341             30,356
Accounts Payable,  Accrued Expenses and Other Liabilities                          11,339             10,812
Long-Term Debt                                                                     12,825             13,061
                                                                              -----------         ----------
    TOTAL LIABILITIES                                                             283,153            266,510
                                                                              -----------         ----------

STOCKHOLDERS' EQUITY
Preferred Stock                                                                     2,650              2,850
Common Stock                                                                          439                438
Capital Surplus                                                                    10,625             10,474
Retained Earnings                                                                   7,621              5,945
Net Unrealized Loss on Securities Available-for-Sale, Net of Taxes                   (237)              (473)
Treasury Stock, at Cost                                                              (262)              (361)
                                                                              -----------         ----------
    TOTAL STOCKHOLDERS' EQUITY                                                     20,836             18,873
                                                                              -----------         ----------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                 $  303,989         $  285,383
                                                                              ===========         ==========




                                                      UNAUDITED
                                                      PRO FORMA
                               THE NEW CHASE MANHATTAN CORPORATION and Subsidiaries
                                LOAN PORTFOLIO AND ALLOWANCE RELATED INFORMATION
                                       (in millions, except ratios)

                                                   Loans Outstanding                      Nonperforming Assets
                                              ---------------------------              ------------------------
                                                     December 31,                             December 31,
                                               1995                1994                 1995               1994
                                              --------         --------               ----------       ---------
Domestic Commercial:
        Commercial Real Estate                $  6,588         $  7,705                 $    375       $     422
        Other Commercial                        40,500           36,810                      498             474
                                              --------         --------                 --------       ---------
            Total Commercial Loans              47,088           44,515                      873             896
                                              --------         --------                 --------       ---------
Total Domestic Consumer                         66,993           62,549                      277             232
                                              --------         --------                 --------       ---------
Total Domestic Loans                           114,081          107,064                    1,150           1,128
Foreign                                         36,126           35,167                      343             461
                                              --------         --------                 --------       ---------
Total Loans                                   $150,207         $142,231                    1,493           1,589
                                              ========         ========

Assets Acquired as Loan Satisfactions                                                        171             537
                                                                                        --------       ---------
Total Nonperforming Assets                                                              $  1,664       $   2,126
                                                                                        ========       =========

ASSETS HELD FOR ACCELERATED DISPOSITION                                                 $    412       $     526
                                                                                        ========       =========



                                                  Three Months Ended                         For The Year Ended
                                                      December 31,                              December 31,
                                              -------------------------               -----------------------------
                                                 1995             1994                    1995              1994
                                              --------         --------               -----------      -----------
ALLOWANCE FOR CREDIT LOSSES:
Balance at Beginning of Period               $   3,809        $   4,066               $    3,894       $    4,445
Provision for Losses                               186              175                      758            1,050
Net Charge-Offs:
    Domestic Commercial:
        Commercial Real Estate                      (9)             (24)                     (31)            (290)
        Other Commercial                            31               19                       16              (96)
                                              --------         ---------              ----------       -----------
            Total Commercial                        22               (5)                     (15)            (386)
                                              --------         ---------              -----------      -----------
    Domestic Consumer:
        Residential Mortgage                       (11)             (29)                     (62)             (60)
        Credit Card                               (192)            (168)                    (755)            (672)
        Other Consumer                             (11)             (10)                     (42)             (36)
                                              ---------        ---------              -----------      -----------
            Total Consumer                        (214)            (207)                    (859)            (768)
                                              ---------        ---------              -----------      -----------
    Total Domestic Net Charge-offs                (192)            (212)                    (874)          (1,154)
    Foreign                                          6                7                       34             (310)
                                              ---------        ---------              -----------      -----------
    Total Net Charge-offs                         (186)            (205)                    (840)          (1,464)
Charge for Assets Held for
  Accelerated Disposition                           --             (148)                      --             (148)
Other                                              (25)               6                      (28)              11
                                             ----------       ----------              -----------      -----------
        Total Allowance for Credit Losses    $   3,784        $   3,894               $    3,784       $    3,894
                                             ==========       ==========              ===========      ===========

ALLOWANCE COVERAGE RATIOS:
Allowance for Credit Losses to:
    Loans at Period-End                                                                     2.52%            2.74%
    Average Loans                                                                           2.58%            2.85%
    Nonperforming Loans                                                                   253.45%          245.06%

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